UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

4211 W. Boy Scout Blvd, Suite 800
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (866) 279-0698

Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On June 1, 2020, Baldwin Krystyn Sherman Partners, LLC (“BKS”), a subsidiary of BRP Group, Inc. (“BRP Group”), acquired substantially all of the assets of Rosenthal Bros., Inc. (“Rosenthal Bros”) pursuant to an Asset Purchase Agreement (the “Rosenthal Bros Purchase Agreement”). At the closing of the acquisition, BKS paid $75.0 million of cash and 1,164,393 LLC units of BRP Group’s subsidiary, Baldwin Risk Partners, LLC (“BRP LLC”) (and the corresponding 1,164,393 shares of BRP Group’s Class B common stock, par value $0.0001, issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement). The securities issued as part of the consideration payable under the Rosenthal Bros Purchase Agreement are subject to contractual transfer restrictions for a period of time. Under the terms of the Rosenthal Bros Purchase Agreement, Rosenthal Bros will also have the opportunity to receive additional contingent earnout consideration of up to $30.8 million based upon the achievement of certain post-closing revenue focused performance measures, which contingent earnout consideration is payable in cash or shares of BRP Group’s Class A common stock, par value $0.01, at BKS’ sole option.
On June 1, 2020, BKS acquired substantially all of the assets of Trinity Benefit Advisors, Inc. (“Trinity”) and Russ Blakely & Associates, LLC (“Russ Blakely”) pursuant to an Asset Purchase Agreement and related Goodwill Purchase Agreements (collectively, the “Trinity/Russ Blakely Purchase Agreement” and collectively with the Rosenthal Bros Purchase Agreement, the “Purchase Agreements”). At the closing of the acquisition, BKS paid $76.6 million of cash and 2,458,652 LLC units of BRP LLC (and the corresponding 2,458,652 shares of BRP Group’s Class B common stock, par value $0.0001, issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement). The securities issued as part of the consideration payable under the Trinity/Russ Blakely Purchase Agreement are subject to contractual transfer restrictions for a period of time. Under the terms of the Trinity/Russ Blakely Purchase Agreement, Trinity and Russ Blakely will also have the opportunity to receive additional contingent earnout consideration of up to $30.1 million in the aggregate based upon the achievement of certain post-closing revenue focused performance measures, which contingent earnout consideration is payable in cash or shares of BRP Group’s Class A common stock, par value $0.01, at BKS’ sole option.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 1, 2020, BRP Group borrowed an additional $141.1 million under that certain Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of December 19, 2019, among BRP LLC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto to fund the closing cash payments under the Purchase Agreements. As of the date hereof, the amount outstanding under the Credit Agreement is $226.0 million and the remaining availability for borrowing is $74.0 million. The Credit Agreement matures on September 23, 2024.
Item 3.02 Unregistered Sales of Equity Securities.
The following list sets forth information regarding all unregistered securities sold or issued by BRP Group since March 31, 2020. No underwriters were involved in these sales. There was no general solicitation of investors or advertising, and BRP Group did not pay or give, directly or indirectly, any commission or other remuneration, in connection with the offering of these securities. In the transaction described below, the recipients of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the securities issued in this transaction.

•	On April 1, as partial consideration for the acquisition by BKS of substantially all of the assets of Insurance Risk Partners, LLC, BRP Group issued 814,640 shares of Class B common stock.

•	On May 1, 2020, as partial consideration for the acquisition by BKS of substantially all of the assets of Southern Protective Group, LLC, BRP Group issued 81,263 shares of Class B common stock.

•	On June 1, 2020, as partial consideration for the acquisition by BKS of substantially all of the assets of Rosenthal Bros, BRP Group issued 1,164,393 shares of Class B common stock.

•	On June 1, 2020, as partial consideration for the acquisition by BKS of substantially all of the assets of Trinity and Russ Blakely, BRP Group issued 2,458,652 shares of Class B common stock.
The securities described above were issued to a limited number of investors, all of which had sufficient knowledge and experience in financial and business matters to make them capable of evaluating the merits and risks of the prospective investment, and for nominal consideration. The offer, sale and issuance of the securities described above were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.
On June 1, 2020, BRP Group issued press releases announcing the acquisition by BKS of Rosenthal Bros, Trinity and Russ Blakely. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.
BRP Group will host a webcast and conference call to discuss both the Rosenthal Bros and Trinity/Russ Blakely acquisitions on Tuesday, June 2, 2020 at 8:30 AM ET. A live webcast and a slide presentation will be available on BRP Group’s investor relations website at ir.baldwinriskpartners.com. The dial-in number for the conference call is (877) 451-6152 (toll-free) or (201) 389-0879 (international). Please dial the number 10 minutes prior to the scheduled start time.
A replay will be available following the end of the call through Tuesday, June 16, 2020, by telephone at (844) 512-2921 (toll-free) or (412) 317-6671 (international), passcode 13704474. A webcast replay of the call will be available at ir.baldwinriskpartners.com for one year following the call.
The information contained in this Item 7.01, Exhibit 99.1 and Exhibit 99.2, attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
The financial statements that are required to be filed under Item 9.01(a) and the pro forma financial information that is required to be filed under Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of BRP Group, Inc. announcing acquisition of Rosenthal Bros., Inc. dated June 1, 2020
99.2	Press release of BRP Group, Inc. announcing acquisition of Trinity Benefit Advisors, Inc. and Russ Blakely and Associates, LLC dated June 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: June 1, 2020	By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck
Title: Chief Financial Officer